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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 3, 2003
(February 28, 2003)



                       APPLIED GRAPHICS TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                         1-16431               13-3864004
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
   of incorporation)                                       Identification No.)



450 WEST 33RD STREET, NEW YORK, NY                                   10001
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: 212-716-6600

Not Applicable
(Former Name or Former Address, if changed since last report)




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Item 5.  Other Events

         As previously reported, Applied Graphics Technologies, Inc., a Delaware corporation (the "Company"), did not pay the semi-annual interest on the Company's 10% Subordinated Notes due 2005 (the "Subordinated Notes") that was due January 31, 2003. The Company paid the semi-annual interest on the Subordinated Notes on February 28, 2003, which was within the grace period allowed by the Subordinated Notes, and therefore no event of default occurred.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Applied Graphics Technologies, Inc.
                                    -----------------------------------
                                    Registrant


Dated:  March 3, 2003               By: /s/ Kenneth G. Torosian
                                        -------------------------------
                                        Kenneth G. Torosian
                                        Senior Vice President,
                                        Chief Financial Officer,
                                        and Treasurer